UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 25, 2008
EXTERRAN PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-33078	22-3935108

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

16666 Northchase Drive,
Houston, Texas	77060

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:      (281) 836-7000
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Contribution, Conveyance and Assumption Agreement
     On June 25, 2008, Exterran Partners, L.P. (the “Partnership”) entered into a Contribution, Conveyance and Assumption Agreement (the “Contribution Agreement”) with Exterran Holdings, Inc. (“EXH”), Hanover Compressor Company, Hanover Compression General Holdings, LLC, Exterran Energy Solutions, L.P. (“EESLP”), Exterran ABS 2007 LLC (“ABS 2007”), Exterran ABS Leasing 2007 LLC (“ABS Leasing”), EES Leasing LLC (“EES Leasing”), EXH GP LP LLC, Exterran GP LLC (“GP LLC”), EXH MLP LP LLC (“MLP LP LLC”), Exterran General Partner, L.P. (“GP”), EXLP Operating LLC (“EXLP Operating”) and EXLP Leasing LLC (“EXLP Leasing”). The Contribution Agreement provides for, among others, the following transactions:
     1. A series of conveyances, contributions and distributions of specified compression services customer contracts and the compression equipment used to provide compression services under those contracts owned by ABS Leasing, ABS 2007, EES Leasing and EESLP to various parties to the Contribution Agreement and ultimately to EXLP Operating and EXLP Leasing;
     2. The Partnership’s issuance of 2,413,672 common units representing limited partner interests in the Partnership (“Common Units”) to MLP LP LLC;
     3. The Partnership’s issuance of 49,259 general partner units in the Partnership (“General Partner Units”) to GP in consideration of the continuation of GP’s 2.0% general partner interest in the Partnership; and
     4. EXLP Operating’s assumption and retirement of approximately $175.3 million of EXH’s debt.
     These transactions, which are subject to standard closing conditions, including the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, are expected to close in July 2008. An additional closing condition requires the Partnership to amend the First Amended and Restated Omnibus Agreement, dated as of August 20, 2007 (the “Omnibus Agreement”), by and among the Partnership, EXH, EESLP (individually and as successor to Exterran, Inc.), GP LLC, GP and EXLP Operating regarding several relationships between EXH and the Partnership. The Omnibus Agreement and the description of the Omnibus Agreement are hereby incorporated by reference to Exhibit 10.3 to the Partnership’s Quarterly Report on Form 10-Q filed on November 6, 2007 and the Partnership’s Current Report on Form 8-K filed on August 24, 2007, respectively. The amendment to the Omnibus Agreement, among other things, will (1) increase the cap on selling, general and administrative costs allocable from EXH to the Partnership based on such costs incurred by EXH on behalf of the Partnership from $4.75 million per quarter to $6.0 million per quarter, (2) increase the cap on operating costs from $18.00 per horsepower per quarter to $21.75 per horsepower per quarter and (3) extend the term of the caps on selling, general and administrative costs and operating costs for an additional year such that the caps will terminate on December 31, 2009.
     The foregoing summary is qualified in is entirety by reference to the Contribution Agreement, a copy of which is filed as Exhibit 2.1 to this Form 8-K and is incorporated in this Item 1.01 by reference.
Relationships
     Each of the parties to the Contribution Agreement, other than EXH, is a direct or indirect subsidiary of EXH. As a result, certain individuals, including officers and directors of EXH and GP LLC, serve as officers and/or directors of more than one of such entities. Also, EXH holds (as of the date of this Form 8-K) an indirect 49% limited partner interest in the Partnership through its subsidiaries and a 2% general partner interest and incentive distribution rights in the Partnership through its indirect ownership of GP, the general partner of the Partnership.
Item 3.02 Unregistered Sales of Equity Securities.
     The descriptions in Item 1.01 above of the expected issuance by the Partnership of Common Units to MLP LP LLC and the issuance of General Partner Units to GP in connection with the consummation of the transactions contemplated by the Contribution Agreement are incorporated herein by reference. The foregoing transactions are expected to be undertaken in reliance upon the exemption from the registration requirements of the Securities Act of

1933, as amended (the “Securities Act”), afforded by Section 4(2), each as a transaction by an issuer not involving a public offering.
Item 7.01 Regulation FD Disclosure
     On June 25, 2008, the Partnership announced that it agreed to acquire assets pursuant to the Contribution Agreement. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.
     The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any filing under the Securities Act unless specifically identified therein as being incorporated therein by reference.
Forward-Looking Statements
     Statements about the consummation of any transaction and all other statements other than historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and factors, many of which are outside the Partnership’s control, which could cause actual results to differ materially from such statements. Forward-looking information includes, but is not limited to, statements regarding the ability of the Partnership to complete the proposed transaction and the expected timing of the closing of the transaction.
     While the Partnership believes that the assumptions concerning future events are reasonable, it cautions that there are inherent difficulties in predicting certain important factors that could impact the future performance or results of its business. Among the factors that could cause results to differ materially from those indicated by forward-looking statements are the results of the review of the proposed transaction by regulatory agencies and the failure to satisfy various other conditions to the closing of the transaction.
     These forward-looking statements are also affected by the risk factors, forward-looking statements and challenges and uncertainties described in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2007, and those set forth from time to time in the Partnership’s filings with the Securities and Exchange Commission (the “SEC”), which are currently available at www.exterran.com. Except as required by law, the Partnership expressly disclaims any intention or obligation to revise or update any forward-looking statements whether as a result of new information, future events, or otherwise.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

2.1	Contribution, Conveyance and Assumption Agreement, dated June 25, 2008, by and among Exterran Holdings, Inc., Hanover Compressor Company, Hanover Compression General Holdings, LLC, Exterran Energy Solutions, L.P., Exterran ABS 2007 LLC, Exterran ABS Leasing 2007 LLC, EES Leasing LLC, EXH GP LP LLC, Exterran GP LLC, EXH MLP LP LLC, Exterran General Partner, L.P., EXLP Operating LLC, EXLP Leasing LLC, and Exterran Partners, L.P.*

99.1	Press release of Exterran Holdings, Inc. and Exterran Partners, L.P., dated June 25, 2008

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Partnership undertakes to furnish supplementally copies of any of the omitted schedules or exhibits upon request by the SEC.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTERRAN PARTNERS, L.P.

	By:	Exterran General Partner, L.P., its
general partner

	By:	Exterran GP LLC, its general partner

(Registrant)

June 26, 2008	By:	/s/ Daniel K. Schlanger
Daniel K. Schlanger
Senior Vice President and Chief Financial
Officer

Exhibit Index

2.1	Contribution, Conveyance and Assumption Agreement, dated June 25, 2008, by and among Exterran Holdings, Inc., Hanover Compressor Company, Hanover Compression General Holdings, LLC, Exterran Energy Solutions, L.P., Exterran ABS 2007 LLC, Exterran ABS Leasing 2007 LLC, EES Leasing LLC, EXH GP LP LLC, Exterran GP LLC, EXH MLP LP LLC, Exterran General Partner, L.P., EXLP Operating LLC, EXLP Leasing LLC, and Exterran Partners, L.P.*

99.1	Press release of Exterran Holdings, Inc. and Exterran Partners, L.P. dated June 25, 2008

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Partnership undertakes to furnish supplementally copies of any of the omitted schedules or exhibits upon request by the SEC.